UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES AND EXCHANGE ACT OF 1934

September 22, 2008

(September 22, 2008)

DATE OF REPORT

(DATE OF EARLIEST EVENT REPORTED)

SAFECO CORPORATION

(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

Washington	001-6563	91-0742146
(STATE OR OTHER JURISDICTION OF INCORPORATION)	(COMMISSION FILE NO.)	(IRS EMPLOYER IDENTIFICATION NO.)

Safeco Plana, 1001 Fourth Avenue, Seattle, Washington 98154

(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES, INCLUDING ZIP CODE)

(206) 545-5000

(REGISTRANT’S TELEPHONE NUMBER, INCLUDING AREA CODE)

NOT APPLICABLE

(FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01	Completion of Acquisition or Disposition of Assets

On September 22, 2008 the acquisition of Safeco Corporation (the “Company’) by the Liberty Mutual Group pursuant to the Agreement and Plan of Merger, dated as of April 23, 2008, by and among Liberty Mutual Insurance Company, Big Apple Merger Corporation and the Company was completed (the “Acquisition”). Shares of common stock of the Company will continue trading on The New York Stock Exchange (the “NYSE”) through the close of business on Monday, September 22, 2008 and will not reopen for trading on the NYSE on Tuesday, September 23, 2008. As a result of the Acquisition, each share of the Company’s common stock has been converted into the right to receive $68.25 in cash, without interest.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Safeco Corporation

Registrant

Dated: September 22, 2008	/s/ Christopher C. Mansfield
Christopher C. Mansfield
Senior Vice President and General Counsel

3